IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx $175mm Term Loan Financing Lenders’ Presentation October 2017

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated performance, quality of assets, rig utilization rate, capital spending by oil and gas companies, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, the continued demand for drilling services or production services in the geographic areas where we operate, decisions about exploration and development projects to be made by oil and gas exploration and production companies, the highly competitive nature of our business, technological advancements and trends in our industry and improvements in our competitors’ equipment, the loss of one or more of our major clients or a decrease in their demand for our services, future compliance with covenants under our senior secured revolving credit facility and our senior notes, operating hazards inherent in our operations, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, the political, economic, regulatory and other uncertainties encountered by our operations, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2016 and its subsequent quarterly reports on Form 10-Q. Other unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise investors to use caution and common sense when considering our forward-looking statements. 2

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx COMPANY OVERVIEW AND CREDIT HIGHLIGHTS 3

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Pioneer Energy Services – Diversified Services % of TTM REVENUE (1) TTM Revenue as of 30-Jun-2017. (2) Market Capitalization as of 10-Oct-2017; Enterprise Value based on estimated cash and debt balances as of 30-Sep-2017. DRILLING SERVICES Drilling Services - US 16 Rigs Drilling Services – Colombia 8 Rigs Total Drilling 24 Rigs PRODUCTION SERVICES Well Servicing 125 Rigs Wireline 118 Units Coiled Tubing 14 Units 4 TTM REVENUE1: $343 MILLION MARKET CAPITALIZATION2: $174 MILLION ENTERPRISE VALUE2: $561 MILLION SERVICE LINES: LAND DRILLING, WELL SERVICING, WIRELINE, COILED TUBING EMPLOYEES: 1,800 COMPANY OVERVIEW Drilling - US 33% Drilling - Colombia 7% Wireline 32% Well Servicing 22% Coiled Tubing 7%

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Key Credit Highlights 5 Premium onshore assets that provide exposure to life-cycle of the well • Production services earns revenues from completion of a well through abandonment • Drilling services provides exposure to increased activity levels in commodity recovery • Demand for Pioneer’s assets demonstrated by utilization through the cycle • Successful high grading of fleet positions the company well to meet customer demand Diverse geographical footprint • Strong exposure to many leading basins in North America • Provides company with optionality to re-deploy assets over time as E&P companies improve economics in various basins Established and diverse customer base • Only two customers with >5% of revenue contribution • Strong mix of large cap independents and emerging high growth E&Ps Industry leading safety track record Improving outlook for onshore services demand • Longer laterals / more complex wells driving increased demand for services • EBITDA margins beginning to show recovery Disciplined management team, committed to preserving financial flexibility of the company • Executed $65 million equity offering in 2016 • Repaid $170 million debt since the first quarter of 2013 • The company’s capital expenditures are primarily maintenance, resulting in additional FCF that can be used to pay down debt 1 2 3 4 5 6

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Premium Shale-Oriented Assets 6 US DRILLING SERVICES PRODUCTION SERVICES • Fleet comprised of 100% pad-capable AC rigs • Versatile and competitive 1,500 horsepower AC drilling rigs with: • 2,000hp mud pumps and 7,500psi mud systems with bi-fuel capability • Capable of moving in less than three days from release to acceptance by the operator on new pad • Can walk 150’ x 50’ while racking over 24,000’ of 5” drill pipe • Premium shale-capable equipment • 100% of well servicing fleet is 550- 600hp with 104’, 112’, 116’ or 121’ masts • Full suite of coiled tubing offerings from 1 1/4” to 2 5/8” coil • Balanced exposure to completion and production-oriented activity in major shale plays 1

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx 100% 100% 100% 100% 78% 92% 100% 2012 2013 2014 2015 2016 2017 YTD 2017 Current 1,871 1,706 1,805 947 485 840 2012 2013 2014 2015 2016 2017 Current Drilling Services Historical Utilization and Outlook • Utilization recovered faster than U.S. land rig count, and currently stands at 100% • Drilling services are provided through a mix of term and spot contracts; provides visibility to cash flow and upside exposure to improving cycle 7 Source: IADC/AESC (1) Includes downtime for 2 AC rigs while being upgraded in 2016. (2) Term contract extends to May 2020 (3) Term contract extends to November 2019 PES HISTORICAL AC U.S. DRILLING UTILIZATION TERM CONTRACTED RIG COVERAGE Term ( > 6 Month Contract) Spot (Well to Well Contract) 1 HISTORICAL U.S. LAND RIG COUNT 1 U.S. DRILLING FLEET 2017 2018 2019 Rig Q4 Q1 Q2 Q3 Q4 Q1 1 $19,500 $19,500 $19,500 $19,500 $19,500 2 $17,000 $17,000 $17,000 $17,000 $17,000 3 $19,500 $19,500 $19,500 $19,500 $19,500 4 $28,800 $28,800 $28,800 $28,800 $28,800 5 $17,500 $17,500 $17,500 $17,500 $17,500 6 $28,800 $28,800 $28,800 $28,800 7 $28,800 $28,800 $28,800 $28,800 8 $19,900 $19,900 $19,900 9 $27,950 $27,950 10 $19,000 11 $15,750 12 $19,000 13 $18,000 14 $19,500 15 $19,500 16 $18,000 COLOMBIA FLEET 2017 2018 2019 Rig Q4 Q1 Q2 Q3 Q4 Q1 17² 18³ 19 20 21 22

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Exposure to the Full Well Life Cycle PLUG AND PERFORATE TOE PREP DRILLING MAINTENANCE UNTIL PLUG AND ABANDON DRILL OUT PLUGS COMPLETE AND INSTALL ARTIFICIAL LIFT 8 1

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Balanced Revenue Mix Between Completion and Remedial Services 9 1 COILED TUBING WIRELINE WELL SERVICES PRODUCTION SERVICES TOTAL Completion 63% Remedial 38% Completion 58% Remedial 42% Completion 18% Remedial 82% Completion 48% Remedial 52% Note: Based on revenue for the quarter ended 30-Jun-2017.

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Diverse Geographical Footprint COILED TUBING 10 WIRELINE SERVICES LAND DRILLING WELL SERVICE • Footprint is focused on Onshore US, but is diversified by Basin 2 West Texas 35% Appalachia 24% Colombia 21% Bakken 13% South Texas 7% Eagle Ford 66% Gulf Coast 23% Haynesville 12% Note: The charts above refer to revenue contribution by basin / producing area; based on revenue for the quarter ended 30-Jun-2017. Rockies 29% Bakken 21% Haynesville 20% Eagle Ford 11% Mid-Continent 8% Other 7% Gulf Coast 5% Eagle Ford 43% Other 41% Bakken 12% Gulf Coast 4%

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Apache 12%  Whiting 10% PDC 4% Other 74% Established Customer Base with Premier Customers KEY CUSTOMERS 11 2016A REVENUES BY CUSTOMER • Long-standing, high quality client relationships with a diverse group of large independent oil and gas exploration and production companies 3

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Industry-Leading Safety • For many years, Pioneer has been a leader in safety. Our commitment to industry-leading safety helps us retain high-quality employees, broaden our client base, and reduce operating costs • Pioneer recognized by IADC as the safest land contract driller in 2015 of the top 15 busiest contractors 0 1 2 3 4 5 2010 2011 2012 2013 2014 2015 2016 2017 YTD PES - US IADC & AESC- without PES TOTAL RECORDABLE INCIDENT RATE (injuries per 200,000 man-hours) 12 Source: IADC/AESC PRODUCTION SERVICES (Annual AESC Safety Awards) 2016 1st place – Coiled Tubing (Division IV) 3rd place – Wireline (Division IV) 2015 1st place – Wireline (Division IV) 3rd place – Well Servicing (Division IV) 2014 2nd place – Well Servicing (Division V) 2013 1st place – Well Servicing (Division V) 4

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Improving Outlook for Onshore Services Demand 13 5 Source: Goldman Sachs Investment Research % Completions: • Demand for completion and production services expected to increase despite slower growth in rig count • Increased activity levels are driving demand for PES services NEW WELLS DRILLED FRAC STAGES U.S. LAND RIG COUNT 1,805 947 485 840 822 864 871 2014 2015 2016 2017E 2018E 2019E 2020E 37,833 20,264 10,094 17,013 17,050 18,357 18,970 2014 2015 2016 2017E 2018E 2019E 2020E 580,235 378,060 210,621 418,915 514,025 588,363 634,417 2014 2015 2016 2017E 2018E 2019E 2020E

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx 23.7 x 11.7 x 7.9 x 4.7 x 3.8 x 24.4 x 14.1 x 9.5 x 5.6 x 4.6 x 2016A¹ LTM 2017E 2018E 2019E Net Debt Total Debt Conservative Approach to Cash Flow and Liquidity Management 14 6 • Delevering balance sheet with $69mm equity offering in 2016, reduced capital expenditures and costs through downturn • $175mm term loan increases near term liquidity and provides bridge to future deleveraging through equity issuance and asset sales DEBT / ADJUSTED EBITDA TOTAL DEBT OVER TIME ($MM) $ 519 $ 500 $ 455 $ 395 $ 346 $ 398 2012 2013 2014 2015 2016 Prelim. 30-Sep-17 Note: LTM, 2017E, 2018E and 2019E Debt / Adj. EBITDA multiples assume total ($475.0mm) and net ($394.8mm) debt balances that are pro forma for the contemplated transaction. LTM Adj. EBITDA represents midpoint of range of PES’ anticipated LTM Adj. EBITDA as of 30-Sep-2017. 2017E, 2018E and 2019E Adj. EBITDA projections per IBES analyst consensus as of 10-Oct-2017. (1) Reflects cash and debt balances as of 31-Dec-2016 and 2016A Adjusted EBITDA of $14.2mm. Pro Forma

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Historical Financial Results REVENUE / ADJUSTED EBITDA ($ millions) CAPEX SPEND ($ millions) Note: All data points reflect calendar year and trailing twelve months information derived from 10-K and 10-Q filings. (1) As of 30-Jun-2017. 15 $960 $1,055 $541 $277 $343 $235 $277 $111 $14 $23 2013 2014 2015 2016 2017 TTM Revenue Adjusted EBITDA Q2 $165 $175 $160 $32 $40 2013 2014 2015 2016 2017 YTDQ2 1 1

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx APPENDIX 16

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Company Overview 17 % Hz: % Completions: • Pioneer Energy Services (“PES” or the “Company”) provides land-based drilling services and production services to a diverse group of exploration and production companies in the United States and internationally in Colombia • PES operates through two main business segments including: — Drilling Services Segment, which provides contract land drilling services, and — Production Services Segment, which provides well servicing, wireline and coiled tubing services • Drilling Services Segment — PES has a current fleet of 24 drilling rigs, 100% of which are pad-capable o US Fleet: Comprised of 16 AC walking rigs built within the last five years and specifically designed to optimize pad drilling o Colombia Fleet: Comprised of 8 SCR rigs (ideally suited for conventional operations, pad capable) • Production Services Segment — Well Servicing: Consists of a rig fleet of 125 rigs which provide services in order to establish production in newly-drilled wells and to maintain production over the useful lives of active wells PES’s rig fleet routinely performs completion services, maintenance and workover services, and plugging and abandonment operations — Wireline Services: Consists of a fleet of 118 wireline units which mainly provide services such as perforating, logging and pipe recovery. PES has a leading market share position in a number of key geographic markets include the Bakken, Eagle Ford, Niobrara, Gulf Coast and onshore/offshore Louisiana — Coiled Tubing Services: Consists of a fleet of 14 coiled tubing units primarily servicing the Gulf Coast, Niobrara, and Eagle Ford.

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx DRILLING SERVICES 18

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Drilling Services FLEET CHARACTERISTICS OPERATING LOCATIONS – 24 RIGS TOTAL RIG FLEET UTILIZATION¹ 19 (1) Red indicates active rigs; two additional rigs in Colombia are contracted and scheduled to begin work in Q4 2017. 100% 100% 94% 94% 100% 100% AC Pad-Ready Walking ≥1,500HP Drawworks 7,500psi Mud System Contracted U.S. FLEET 75% 100% 75% 100% 100 % Contracted 1,500+ HP Drawworks Walking Pad-Ready SCR COLOMBIA FLEET 7 1 2 4 6 7 1 2 8 6 Permian Eagle Ford/STX Bakken Colombia Appalachia

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx • Rig Move Average (25 moves): • 2 calendar days from release to acceptance • 32 miles average mobilization • Highest average margin per day of public land drillers (Q2 2017) Drilling Services 20 TOP PERFORMER • 1,500 HP Drawworks • 24,500 ft 5” Racking Capacity • 7,500 psi Mud System • Two 2,000 HP Mud Pumps • Ready for 3rd Mud Pump (if needed) • Three Cat 3512C Engine Gensets • Ready for 4th Engine Genset (if needed) • Omnidirectional Walking System with full setback RIG SPECIFICATIONS

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Drilling Services 21 • NOV Amphion Integrated Control System • Structure/Tool Management System • 4 Channel Auto Driller • Twister • Modular Scalable System • MD Totco RigSense Ready – Expanded Data Acquisition and Information Management System • NOV SoftSpeed II Option – Stick Slip Mitigation • NOV NOVOS Option: • Single Rig Optimization • Remote Auto Driller Management • Slip to Slip Process Automation • Wired Drill Pipe Compatibility • TrueDrill: Auto Driller that utilizes downhole • DrillShark: Automated Dynamic MSE Optimization • Field Optimization • Automatically distributes learnings to other Amphion Systems for field optimization NOVOS

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx PRODUCTION SERVICES 22

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Well Servicing • Of the top-tier well servicing providers, Pioneer has the: • Highest average hourly rate • Highest average horsepower fleet with all rigs either 550hp or 600hp • Highest percentage of taller mast rigs with all masts either 104’, 112’, 116’, or 121’ in height • 100% of rigs are capable of working in the unconventional plays • Established in the Bakken, Eagle Ford, Fayetteville, Permian, Niobrara and along the Texas/Louisiana Gulf Coast • Average age of 6.5 years, including 36 built in last 3 years SERVICE OVERVIEW OPERATING LOCATIONS – 125 RIGS REVENUE PER RIG HOUR¹ 23 (1) Simmons & Co; Based on YTD 2017 metrics. $314 $370 $463 $506 BAS KEG CJES PES Peer Avg: $382

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Open/Cased Hole Logging 7% Mechanical Services 31% Plug/Shoot 62% Wireline • Estimated to be 6th largest wireline company in the world and one of the most active U.S. wireline companies¹ • Majority of revenue derived from cased-hole operations that include perforating, logging, and pipe recovery • Established in the Bakken, Eagle Ford, Niobrara, Mid-Continent, Permian, and onshore/offshore Louisiana (1) QYResearch; Global Wireline Services Market; Sep 2017 (2) Based on Q2 2017 revenue SERVICE OVERVIEW OPERATING LOCATIONS – 118 UNITS DIVERSIFIED SERVICE OFFERINGS2 24

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx Coiled Tubing • Fleet currently provides an array of services with coil capabilities ranging from 1 1/4” to 2 5/8” coiled tubing • Established in the Eagle Ford, Niobrara and onshore/offshore Louisiana • Average age: 6.6 years SERVICE OVERVIEW OPERATING LOCATIONS UNIT COUNT1: 14 COIL UNITS (1) Coil unit size is based on most common configuration; all units are capable of running 2” and <2” coil 25 1 2 5 6 2 5/8" 2 3/8" 2" < 2" Onshore 10 Offshore 4

IBDROOT\PROJECTS\IBD-NY\TOPKNOT2017\607628_1\14. Lenders Presentation\PES Lenders Presentation v16.pptx